                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 30, 2003


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)







              Delaware                                                                            76-0506313
   (State or other jurisdiction of                        1-13461                              (I.R.S. Employer
   incorporation or organization)                (Commission File Number)                    Identification No.)




                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)

ITEM 9.  REGULATION FD DISCLOSURE

         On May 30, 2003, Group 1 Automotive, Inc., a Delaware corporation, announced that executive management will participate in three investor conferences in New York City in June. The text of the press release is set forth below:


NEWS RELEASE                                  GROUP 1 AUTOMOTIVE INC

                                    950 Echo Lane, Suite 100, Houston, TX  77024

AT GROUP 1:                Chairman, President and CEO        B.B. Hollingsworth, Jr.       (713) 647-5700
                           EVP, CFO and Treasurer             Scott L. Thompson             (713) 647-5700
                           Manager, Investor Relations        Kim Paper                     (713) 647-5700

AT Fleishman-Hillard:      Investors/Media                    Russell A. Johnson            (713) 513-9515


FOR IMMEDIATE RELEASE
FRIDAY, MAY 30, 2003

     GROUP 1 AUTOMOTIVE TO PRESENT AT NEW YORK INVESTOR CONFERENCES IN JUNE

HOUSTON, MAY 30, 2003--GROUP 1 AUTOMOTIVE, INC. (NYSE: GPI), a Fortune 500 specialty retailer, announced that executive management will participate in three investor conferences in New York City in June. Group 1 will discuss its financial results and company strategies.

The company will present at the 12th Annual Bear Stearns Credit Research Conference at the Waldorf Astoria Hotel on June 3, 2003 at 9:30 a.m. EDT. The conference will not be webcast, but a copy of the slide presentation will be available at www.group1auto.com on the day of the presentation.

Group 1 also will present at the U.S. Bancorp Piper Jaffray Consumer Conference on June 11, 2003 at 8:30 a.m. EDT at the New York Palace Hotel. A live audio webcast, with a replay available for 30 days, as well as the slide presentation, will be accessible through Group 1's website at www.group1auto.com or at http://www.gotoanalysts.com/ccwebcasts.

Goldman, Sachs & Co. has also invited management to participate in its Third Annual Small-Cap Retail Conference being held at the Goldman Sachs Conference Center on June 12, 2003 at 11:15 a.m. EDT. This conference is predominantly a moderated Q&A format with no formal presentations, and will have a live audio webcast, with a replay available for 30 days, accessible through Group 1's website at www.group1auto.com.

ABOUT GROUP 1 AUTOMOTIVE, INC.

Group 1 owns 73 automotive dealerships comprised of 114 franchises, 29 brands, and 25 collision service centers located in California, Colorado, Florida, Georgia, Louisiana, Massachusetts, New Mexico, Oklahoma and Texas. Through its dealerships and Internet sites, the Company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.

     GROUP 1 AUTOMOTIVE CAN BE REACHED ON THE INTERNET AT WWW.GROUP1AUTO.COM

                                       ###

         In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 Group 1 Automotive, Inc.



      June 2, 2003               By: /s/ Scott L. Thompson
-------------------------           --------------------------------------------
         Date                       Scott L. Thompson, Executive Vice President,
                                    Chief Financial Officer and Treasurer